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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.


Date of Report (Date of earliest event reported):    June 15, 1999
                                                 ---------------------

                            HICKORY TECH CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Minnesota                       0-13721                41-1524393
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(State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                File Number)       Identification Number)


221 East Hickory Street, P.O. Box 3248, Mankato, MN               56002-3248
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(Address of principal executive                                   (Zip code)
offices)

Registrant's telephone number including area code               (800) 326-5789
                                                 -------------------------------

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ITEM 2. ACQUISITION OF ASSETS.
        ---------------------
     On June 1, 1999, Hickory Tech Corporation (the "Company") completed the acquisition of the cellular telephone license, operations, cellular towers/equipment and other related assets of a portion of the Minneapolis/St. Paul, Minnesota MSA (Metropolitan Statistical Area) from McElroy Electronics Corporation (McElroy) of Massachusetts.

Under terms of the agreement, the Company acquired a contiguous ring around the Minneapolis/St. Paul area, encompassing approximately 200,000 POPs ("population served"). The service area acquired covers a portion of six Minnesota counties (Chisago, Wright, Carver, Scott, Dakota and Anoka) and one Wisconsin county (St. Croix).

As consideration for the acquisition, the Company paid approximately $41.5 million, consisting of $37.5 million paid in cash and $4.0 million forgiveness of a loan from the Company to McElroy associated with the network buildout. The Company financed the acquisition through borrowings under an amended and restated $90 million revolving loan agreement with a group of banks headed by First Union. The Company had no affiliation with McElroy prior to negotiations regarding the acquisition. The acquisition has been accounted for under the purchase method of accounting.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
        ---------------------------------
(a)      Financial Statements of Business Acquired

         The Company intends to file the required financial statements for McElroy within the period provided for under Item 7(a)(4) of Form 8-K.

(b)      Proforma Financial Information

         The Company intends to file the required proforma financial information within the period provided for under Item 7(a)(4) of Form 8-K.

(c)      Exhibits

         2.1 Purchase and Sale Agreement among McElroy Electronics Corporation and the Company as of December 22, 1998.

         10.1 Amended and Restated Credit Agreement among the Company, as borrower, the financial institutions whose name appear as lenders on the signature pages thereof and First Union National Bank as administrative agent for the lenders, dated as of May 28, 1999.

         99.1 Press Release dated February 25, 1999, announcing the completion of the McElroy acquisition.

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SIGNATURE
---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

Date: June 15, 1999

                                         HICKORY TECH CORPORATION

                                         By       /s/ Robert D. Alton, Jr.
                                                  ------------------------
                                                  Robert D. Alton, Jr.
                                                  Chief Executive Officer

                                         By       /s/ David A. Christensen
                                                  ------------------------
                                                  David A. Christensen
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT          DESCRIPTION OF EXHIBIT                      PAGE NUMBER
-------          ----------------------                      -----------
2.1      Purchase and Sale Agreement among McElroy                5
         Electronics Corporation and the Company

10.1     Amended and Restated Credit Agreement                   38


99.1     Press Release announcing the completion of the         123
         McElroy acquisition.
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